EXHIBIT 10.1

BORROWER:                                LENDER:

Greenhill & Co., Inc.                            First Republic Bank
a Delaware corporation

By:    /s/ HAROLD J. RODRIGUEZ, JR.                By:     /s/ KANAKO S. YUJUICO
Name: Harold J. Rodriguez, Jr.                     Name:    Kanako S. Yujuico
Title:    Treasurer                             Title:    Director